UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2009

APEX BIOVENTURES ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	6770	20-4997725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Farm Lane
Hillsborough, California 94010
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 344-3029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On May 7, 2009, Apex Bioventures Acquisition Corporation (the “Company) announced that it has called a special meeting of its stockholders to be held at 10:00 a.m. local time on Tuesday, June 2, 2009, at the offices of Mintz Levin Cohn Ferris Glovsky & Popeo, P.C. located at 666 Third Avenue, New York, NY 10017.  At the special meeting, the Company’s stockholders will be asked to consider and vote on a plan of liquidation and the dissolution of the Company. Stockholders of record as of the close of business on May 15, 2009 will be entitled to vote at the special meeting.

The press release announcing these events is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release May 7, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX BIOVENTURES ACQUISITION CORPORATION

/s/ K. Michael Forrest
K. Michael Forrest
President

Dated: May 7, 2009